                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                          13-5160382
     (Jurisdiction of incorporation                            (I.R.S. Employer
      if not a U.S. national bank)                           Identification No.)

              One Wall Street
           New York, New York                                       10286
(Address of principal executive offices)                          (Zip code)

                                   ----------

                          QUANTA CAPITAL HOLDINGS LTD.
               (Exact name of obligor as specified in its charter)

                 Bermuda                                             N/A
       (State or other jurisdiction                            (I.R.S. Employer
    of incorporation or organization)                        Identification No.)

     1 Victoria Street, Fourth Floor
              Hamilton HM11
                 Bermuda                                             N/A
(Address of principal executive offices)                         (Zip code)

                                   ----------

                       JUNIOR SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

          Furnish the following information as to the Trustee:

     (a)  Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                       and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington, D.C.
                                        20429
New York Clearing House Association     New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

ITEM 16. LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule
7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

          1.   -    A copy of the Organization Certificate of The Bank of New
                    York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to
                    Amendment No. 1 to Form T-1 filed with Registration
                    Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to
                    Form T-1 filed with Registration Statement No. 33-29637.)

          4.   -    A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                    Form T-1 filed as Exhibit 25(a) to Registration Statement
                    No. 333-102200.)

          6.   -    The consent of the Trustee required by Section 321(b) of the
                    Act. (Exhibit 6 to Form T-1 filed with Registration
                    Statement No. 33-44051.)

          7.   -    A copy of the latest report of condition of the Trustee
                    published pursuant to law or to the requirements of its
                    supervising or examining authority.

                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 21st day of October, 2005.

                                        THE BANK OF NEW YORK

                                        By: /s/ Remo J. Reale
                                            ------------------------------------
                                            Name: Remo J. Reale
                                            Title: Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .........     $ 2,753,000
   Interest-bearing balances ..................................       6,045,000
Securities:
   Held-to-maturity securities ................................       2,183,000
   Available-for-sale securities ..............................      21,741,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices .....................       5,486,000
   Securities purchased under agreements to resell ............         192,000
Loans and lease financing receivables:
   Loans and leases held for sale .............................               0
   Loans and leases, net of unearned income ...................      32,953,000
   LESS: Allowance for loan and lease losses ..................         558,000
   Loans and leases, net of unearned income and allowance .....      32,395,000
Trading Assets ................................................       6,114,000
Premises and fixed assets (including capitalized leases) ......         812,000
Other real estate owned .......................................               0
Investments in unconsolidated subsidiaries and
   associated companies .......................................         278,000
Customers' liability to this bank on acceptances
   outstanding ................................................          68,000
Intangible assets:
   Goodwill ...................................................       2,039,000
   Other intangible assets ....................................         736,000
Other assets ..................................................       5,237,000
                                                                    -----------
Total assets ..................................................     $86,079,000
                                                                    ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices ........................................     $38,768,000
   Noninterest-bearing ........................................      18,417,000
   Interest-bearing ...........................................      20,351,000
   In foreign offices, Edge and Agreement subsidiaries,
      and IBFs ................................................      26,246,000
   Noninterest-bearing ........................................         462,000
   Interest-bearing ...........................................      25,784,000
Federal funds purchased and securities sold under
   agreements to repurchase
   Federal funds purchased in domestic offices ................       1,224,000
   Securities sold under agreements to repurchase .............         126,000
Trading liabilities ...........................................       2,927,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ..................................       1,245,000
Not applicable Bank's liability on acceptances executed and
   outstanding ................................................          69,000
Subordinated notes and debentures .............................       1,440,000
Other liabilities .............................................       5,976,000
                                                                    -----------
Total liabilities .............................................     $78,021,000
                                                                    ===========
Minority interest in consolidated subsidiaries ................         139,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus .................               0
Common stock ..................................................       1,135,000
Surplus (exclude all surplus related to preferred stock) ......       2,089,000
Retained earnings .............................................       4,716,000
Accumulated other comprehensive income ........................         -21,000
Other equity capital components ...............................               0
Total equity capital ..........................................       7,919,000
                                                                    -----------
Total liabilities, minority interest, and equity capital ......     $86,079,000
                                                                    ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi     |
Gerald L. Hassell   |   Directors
Alan R. Griffith    |